SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 12, 2001
                Date of Report (Date of earliest event reported)


                    NEW WORLD COFFEE-MANHATTAN BAGEL, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                   0-27148                     13-3690261
(State or other jurisdiction (Commission File Number)         (IRS Employer
     of incorporation)                                    Identification Number)



                             246 Industrial Way West
                           Eatontown, New Jersey 07724
                    (Address of principal offices) (Zip Code)


                                 (732) 544-0155
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages
                         Exhibit Index Appears at Page 2


Item 5.  Other Events

     Reference is made to the New World Coffee - Manhattan Bagel, Inc. press releases attached hereto as Exhibits 99.1 and 99.2, and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the press releases).

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

                  Exhibit 99.1 Press Release issued September 12, 2001.

                  Exhibit 99.2 Press Release issued September 13, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEW WORLD COFFEE -
                                          MANHATTAN BAGEL, INC.

Date:  September 13, 2001
                                          By: /s/  Jerold E. Novack
                                              ---------------------
                                              Name:  Jerold E. Novack
                                              Title:  Chief Financial Officer